Related party transactions	12 Months Ended
Dec. 31, 2018
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Related party transactions

35. Related party transactions

At 31 December 2018, GSK owned 32 million shares or 31.7% of Innoviva Inc. which is a biopharmaceutical company listed on NASDAQ. GSK began recognising Innoviva as an associate on 1 September 2015. The royalties due from GSK to Innoviva in the year were £209 million (2017 – £173 million). At 31 December 2018, the balance payable by GSK to Innoviva was £64 million (2017 – £53 million).

At 31 December 2018, GSK held a 50% interest in Japan Vaccine Co. Ltd (JVC) through its subsidiary GlaxoSmithKline K.K. This joint venture with Daiichi Sankyo Co., Ltd is primarily responsible for the development and marketing of certain prophylactic vaccines in Japan. During 2018, GSK sold £ 43 million (2017 – £41 million) of its vaccine products into the joint venture. At 31 December 2018, the trading balance due to GSK from JVC was £15 million (2017 – £11 million) and the balance payable by GSK to JVC was £nil (2017 – £nil).

Loans of £5 million to Medicxi Ventures I LP and £6 million to Index Ventures Life VI (Jersey) LP remained due to GSK at 31 December 2018. In 2018, GSK increased the equity investment in the Kurma Biofund II, FCPR by £3 million, Apollo Therapeutics LLP by £2 million and Longwood Founders Fund LP by £ 0.2 million, and reduced a liability with Qura Therapeutics LLC by £3 million. As at 31 December 2018, the outstanding liability to Qura was £4 million.

The aggregate compensation of the Directors and CET is given in Note 9, ‘Employee costs’.